SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                  Date of report (Date of
                  earliest event reported):           October 27, 2000


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                  000-21261                  13-3787366
    (State or Other           (Commission             (I.R.S. Employer
     Jurisdiction              File Number)            Identification No.)
     of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

     On October 27, 2000, Viatel U.K. Limited, a wholly-owned subsidiary of Viatel, Inc., secured a $50 million lease facility from Cisco Systems Capital. Viatel plans to use the funds primarily for success-based capital expenditures that support its network expansion and broaden its advanced services offerings. Specifically, Viatel intends to lease, purchase and license certain Cisco Systems networking hardware and software products and services for use in connection with Viatel's Pan-European Network, including the configuration of the Network for the provision of Internet access services.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     Not Applicable






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VIATEL, INC.



Date:  November 8, 2000.                    By:  /s/    James P. Prenetta
                                                 -------------------------------
                                                 Name:  James P. Prenetta
                                                 Title: Senior Vice President
                                                        and General Counsel




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